UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2025
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Seaport Court, Suite 102
Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Election of Directors to the Board of Directors

On September 8, 2025, the Board of Directors (the “Board”) of Exicure, Inc. (the “Company”) appointed (i) Sangjn Yeo and (ii) Aejin Hwang to the Board to serve, until a successor has been duly elected and qualified or until an earlier death, resignation or removal. Each of Mr. Yeo and Ms. Hwang will serve as a Class II director for a term expiring at the Company’s 2025 annual meeting of stockholders. The Board also appointed these two directors to the audit committee of the Board, and appointed Mr. Yeo as the Chairman of the audit committee.

There are no family relationships between the two newly appointed directors and any director or executive officer of the Company.

For their services on the Board, the two newly appointed directors will receive an annual retainer of $20,000. The Company also intends to enter into the Company’s standard form of indemnification agreement with the two newly appointed directors.

Except as described above, neither of the two newly appointed directors has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation of Directors to the Board of Directors

On September 8, 2025, (i) Ho Jung John, (ii) Chang Keun Choi, (iii) Sangwook Song, and (iv) Minwoo Kang resigned from the Board of the Company, effective immediately as of such date. The resignations of all four of these Board members did not result from any disagreement regarding any matter related to the operations, policies or practices of the Company.

There are four vacancies on the Board after the elections and resignations noted above.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	EXICURE, INC.
(registrant)

	By:	/s/ Andy Yoo
Andy Yoo
Chief Executive Officer